Exhibit 32
Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each undersigned officer of MAXXAM Inc., a Delaware corporation (the “Company”), does hereby certify that:
     (a) the accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2009	By:	/s/ CHARLES E. HURWITZ
Charles E. Hurwitz
Chief Executive Officer

Date: November 16, 2009	By:	/s/ M. EMILY MADISON
M. Emily Madison
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code).